KKR Real Estate Finance Trust Inc. 3rd Quarter 2017 Supplemental Information November 7, 2017

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF"). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect KREF’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "should," "seek," "approximately," "predict," "intend," "will," "plan," "estimate," "anticipate," the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on KREF’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KREF or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which KREF invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which KREF participates; changes in KREF’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; reductions in the yield on KREF’s investments and increases in the cost of KREF’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to KREF or the owners and operators of the real estate securing KREF’s investments; deterioration in the performance of properties securing KREF’s investments that may cause deterioration in the performance of KREF’s investments and potentially principal losses to KREF; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing KREF’s investments and declines in the fair value of KREF’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing KREF’s growth, including integrating new assets into KREF’s existing systems; the cost of operating KREF’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and KREF’s relationship with KKR Real Estate Finance Manager LLC; KKR controls KREF and its interests may conflict with those of KREF’s stockholders in the future; KREF’s qualification as a REIT for U.S. federal income tax purposes and KREF’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that KREF is subject to, as well as their counterparts in any foreign jurisdictions where KREF might do business; and other risks and uncertainties, including those described under the section entitled "Risk Factors" in KREF’s prospectus dated May 4, 2017, filed with the SEC on May 8, 2017, as such factors may be updated from time to time in KREF’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in KREF’s filings with the SEC. All forward looking statements in this presentation speak only as of November 7, 2017. KREF undertakes no obligation to publicly update or review any forward- looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2017 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings, Core Earnings per Weighted Average Share, Net Core Earnings and Net Core Earnings per Weighted Average Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3Q17 Key Highlights 3 Note: Net income attributable to common stockholders per share and Net Core Earnings per share based on diluted weighted average shares outstanding as of September 30, 2017; book value per share and increase in net interest income per share due to an increase in one-month USD LIBOR based on shares outstanding at September 30, 2017. (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Based on KREF closing price as of November 6, 2017. (3) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. Financials  Net income attributable to common stockholders of $17.3 million or $0.32 per share; Net Core Earnings(1) of $16.5 million or $0.31 per share  Book value of $19.78 per share  Paid 3Q dividend of $0.37 per share on October 12, 2017, equating to a 7.3% annualized dividend yield(2) Originations Total Portfolio Capitalization Interest Rate Sensitivity  Originated $629 million of floating-rate senior loans with a weighted average LTV of 69%(3)  YTD originations of $1.2 billion  Subsequent to quarter end, originated a $150 million floating-rate senior loan with an LTV of 57%(3)  $1.8 billion portfolio comprised of 31 investments  Portfolio weighted average LTV of 67%(3)  90% floating-rate senior loans  Senior loans weighted average LTV of 67%(3)  Weighted average risk rating of 3.0 (Average Risk)  $1.1 billion of undrawn capacity on secured financing facilities  Utilized share buyback program to purchase 26,398 shares of common stock at an average price of $19.80 for a total of $0.5 million  Subsequent to quarter end, added $150 million of term credit facility capacity and extended maturity date  92% of the portfolio is floating-rate  A 50 basis point increase in one-month USD LIBOR would increase net interest income by $2.9 million or $0.05 per share over the next twelve months

3Q17 Financial Summary 4 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Includes loans financed through non-recourse sale of a senior interest that is not included in our consolidated financial statements. (3) Represents (i) total outstanding face amount of secured debt agreements less cash to (ii) total stockholders’ equity. (4) Represents (i) total outstanding face amount of secured debt agreements and non-consolidated senior interests less cash to (ii) total stockholders’ equity. Income Statement ($ in Millions, except per share data) 3Q17 Net Interest Income $19.0 Other Income $4.3 Operating Expenses and Other $(6.0) Net Income Attributable to Common Stockholders $17.3 Weighted Average Shares Outstanding, Diluted 53,697,041 Net Income Per Share $0.32 Net Core Earnings(1) $16.5 Net Core Earnings per Share(1) $0.31 Dividend per Share $0.37 3Q17 Total Portfolio $1,811.6 Secured Debt Outstanding Face Amount $761.6 Senior Loan Interests(2) $62.0 Total Leverage $823.6 Total Stockholders Equity $1,062.0 Cash $90.0 Debt-to-Equity Ratio(3) 0.6x Total Leverage Ratio(4) 0.7x Shares Outstanding 53,685,440 Book Value Per Share $19.78 Balance Sheet ($ in Millions, except per share data)

3Q17 Loan Originations 5 $1,265 $594 2Q17 Portfolio 3Q17 Fundings 3Q17 Repayments 3Q17 Portfolio ($ in Millions) $1,812 $287 Future Funding Obligations(2) Summary of 3Q17 Originations Outstanding Portfolio • New loans originated5 • Committed to new loans$629mm • Senior loans100% • Floating-rate loans100% • Weighted average LTV69% • Weighted average couponL+4.1% • Weighted average underwritten IRR(1)11.7% ($47) $2,099 (1) See Appendix for definition. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us.

3Q17 Loan Originations – Case Studies 6 Investment New York City Residential Condo Atlanta Office Honolulu Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $239 million $119 million $105 million Location New York, NY Atlanta, GA Honolulu, HI Collateral 30 luxury condominium units 821k SF Class B+ office 270 unit Class A apartment building Loan Purpose Refinance Acquisition Refinance LTV(1) 69% 66% 66% Investment Date August 2017 August 2017 August 2017 Asset Photos (1) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. New York City Residential Condo LTV is based on the total loan amount of $239.2 million divided by the appraised net sell-out value of $345.4 million.

3Q17 Loan Originations – Case Studies 7 Investment Denver Multifamily Queens Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $91 million $75 million Location Denver, CO Queens, NY Collateral 274 unit Class A luxury apartment building Two adjacent, Class B, 616k SF industrial buildings Loan Purpose Refinance Acquisition LTV(1) 73% 72% Investment Date August 2017 July 2017 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated; Denver Multifamily LTV calculated based on $81.0 million senior loan amount at closing divided by the as-is appraised value of $111.4 million.

3Q17 KREF Portfolio by the Numbers 8 • $1.8 billion portfolio comprised of 31 investments • Portfolio weighted average LTV of 67%(1) Investment Type(2) Property Type(3) Interest Rate Type Geography(3) Note: The charts above are based on total assets. Total assets reflect (i) the current principal amount of our senior and mezzanine loans and (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities. In accordance with GAAP, we carry our CMBS B-Pieces at fair value, which we valued above our cost basis as of September 30, 2017. (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. See page 12 for additional details. (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage. (3) Excludes CMBS. Senior Loans 90% CMBS 6% Mezz 4% Floating 92% Fixed 8% NY 32% CA 15% GA 11% CO 9% Other 33%Office 38% Multifamily 23% Retail 15% Condo (Residential) 13% Industrial/Flex 8% Hospitality 3%

Maximum Capacity Outstanding Face Amount Weighted Average Coupon Term Credit Facilities $1,750 $762 L+2.07% Corporate Revolving Facility $75 -- -- Total Secured Debt $1,825 $762 Senior Loan Interests(1) $62 $62 L+2.00% Total Leverage $1,887 $824 3Q Financing Overview 9 • Total financing capacity of $1.8 billion with $1.1 billion of undrawn capacity • Subsequent to quarter end, upsized Goldman Sachs term credit facility by $150 million and extended maturity to 2022 on a fully-extended basis ($ in Millions) Summary of Outstanding Financing Debt-to-Equity Ratio of 0.6x(2) (1) Includes loans financed through non-recourse sale of a senior interest that is not included in our consolidated financial statements. (2) Represents (i) total outstanding face amount of secured debt agreements less cash to (ii) total stockholders’ equity. (3) Represents (i) total outstanding face amount of secured debt agreements and non-consolidated senior interests less cash to (ii) total stockholders’ equity. Total Leverage Ratio of 0.7x(3)

• KREF benefits in a rising rate environment • 92% of the portfolio is indexed to one-month USD LIBOR • A 50 basis point increase in one-month USD LIBOR would increase net interest income by $2.9 million or $0.05 per share over the next 12 months(1) Net Interest Income Sensitivity to LIBOR Increases(1) ($ in Millions) (1) As of September 30, 2017, assumes loans are drawn up to maximum approved advance rate based on current principal amount; per share amount assumes 53,685,440 shares outstanding. $2.9 $5.8 $8.7 $11.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 0.50% 1.00% 1.50% 2.00% Change in LIBOR Interest Rate Sensitivity

Appendix 11

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Committed Principal Amount	Current Principal Amount	Net Equity[2]	Future Funding[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	LTV[4][7]
($ in millions)											
Senior Loans[1]											
1	Senior Loan	New York, NY	Condo (Residential)	8/4/2017	$239.2	$225.1	$223.7	$0.0	L + 4.8%	2.8	69%
2	Senior Loan	Portland, OR	Retail	10/26/2015	177.0	119.8	43.7	57.2	L + 5.5%	3.1	61%
3	Senior Loan	San Diego, CA	Office	9/9/2016	168.0	144.4	40.6	23.6	L + 4.2%	4.0	71%
4	Senior Loan	Irvine, CA	Office	4/11/2017	162.1	130.0	32.3	32.1	L + 3.9%	4.6	62%
5	Senior Loan	Brooklyn, NY	Retail	9/27/2016	138.6	119.6	37.5	19.0	L + 5.0%	4.0	59%
6	Senior Loan	Brooklyn, NY	Office	3/30/2017	132.3	98.8	24.8	33.5	L + 4.4%	4.5	68%
7	Senior Loan	Atlanta, GA	Office	8/15/2017	119.0	95.3	94.7	23.7	L + 3.0%	4.9	66%
8	Senior Loan	Honolulu, HI	Multifamily	8/23/2017	105.0	100.0	89.2	5.0	L + 4.0%	4.9	66%
9	Senior Loan	Crystal City, VA	Office	9/14/2016	103.5	78.1	23.6	25.4	L + 4.5%	4.0	59%
10	Senior Loan	Denver, CO	Multifamily	2/28/2017	85.9	77.8	15.6	0.0	L + 3.8%	4.4	75%
11	Senior Loan	Denver, CO	Multifamily	8/4/2017	81.0	81.0	70.4	0.0	L + 4.0%	4.8	73%
12	Senior Loan	Austin, TX	Multifamily	2/15/2017	79.2	59.9	15.0	19.3	L + 4.2%	4.4	71%
13	Senior Loan	Queens, NY	Industrial	7/21/2017	75.1	61.3	14.8	13.8	L + 3.7%	4.8	72%
14	Senior Loan	New York, NY	Multifamily	10/7/2016	74.5	66.2	17.0	8.3	L + 4.4%	4.1	68%
15	Senior Loan	Atlanta, GA	Industrial	12/17/2015	73.0	67.5	18.1	5.5	L + 4.0%	3.3	73%
16	Senior Loan	Atlanta, GA	Office	5/12/2017	61.9	43.8	11.7	18.1	L + 4.0%	4.7	71%
17	Senior Loan	Nashville, TN	Office	5/19/2016	55.0	52.8	13.3	2.2	L + 4.3%	3.7	70%
Total / Weighted Average					**$1,930.3**	**$1,621.4**	**$786.0**	**$286.7**	**L + 4.3%**	**4.1**	**67%**
Mezzanine Loans											
1	Mezzanine Loan	Clearwater, FL	Hospitality	1/22/2015	35.0	35.0	33.3	-	L + 9.8%	2.4	73%
2	Mezzanine Loan	Chicago, IL	Retail	6/23/2015	16.5	16.5	16.4	-	L + 9.2%	2.8	82%
3 - 8	Fixed Rate Mezzanine Loans	Various	Various	Various	26.2	26.2	24.9	-	10.6%	7.6	77%
Total / Weighted Average					**$77.7**	**$77.7**	**$74.6**	**-**	**10.8%**	**4.2**	**76%**
CMBS											
Total / Weighted Average					**$349.2**	**$317.2**	**$112.5**	**$32.0**	**4.2%**	**8.2**	**65%**
Portfolio Total / Weighted Average					**$2,357.2**	**$2,016.3**	**$973.1**	**$286.7**	**5.7%**	**4.3**	**67%**

3Q17 Outstanding Portfolio[8]	$1,811.6

(1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio.
(2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and a 5% noncontrolling interest in the entity that holds certain of our mezzanine loans; (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities; and (iii) the cost basis of our investment in RECOP.
(3) Represents Committed Principal Amount less Current Principal Amount on Senior Loans with the exception of Loan # 10, for which the future funding commitment is held by the syndicated senior participation; there is no future funding on mezzanine loans or CMBS with the exception of $32 million of remaining commitment to RECOP.
(4) Weighted averages are weighted by current principal amount for senior loans and mezzanine loans; weighted averages are weighted by net equity for CMBS B-Pieces; weighted average coupon calculation includes one-month USD LIBOR for floating-rate Mezzanine Loans.
(5) L = one-month USD LIBOR rate; spot one-month USD LIBOR rate of 1.23% included in mezzanine loan and portfolio-wide averages represented as fixed rates.
(6) Max remaining term (years) assumes all extension options are exercised, if applicable.
(7) For senior and mezzanine loans, loan-to-value ratio ("LTV") is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for Senior Loan 1, LTV is based on the total loan amount of $239.2 million divided by the appraised net sell-out value of $345.4 million; for Mezzanine Loan 1, LTV is based on the total loan amount divided by the as-is appraised value at March 17, 2017; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance.
(8) Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity Amount for CMBS.

12

KKR
REAL ESTATE FINANCE TRUST

Fully Extended Loan Maturities 13 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes CMBS; includes non-consolidated senior interests. • Fully extended weighted average loan maturity of 4.1 years(1) $396.4 $528.6 $747.9 $8.0 $18.2 $0 $100 $200 $300 $400 $500 $600 $700 $800 2017 2018 2019 2020 2021 2022 2023 2024 2025 Fully extended maturity

14 Consolidated Balance Sheet (in thousands - except share and per share data) September 30, 2017 December 31, 2016 Assets Cash and cash equivalents $ 89,976 $ 96,189 Restricted cash and cash equivalents 600 157 Commercial mortgage loans, held-for-investment, net 1,543,851 674,596 Commercial mortgage loans, held-for-sale, net 81,550 26,230 Preferred interest in joint venture, held-to-maturity - 36,445 Equity method investments in unconsolidated subsidiaries, at fair value 8,328 - Accrued interest receivable 6,930 2,974 Other assets 2,894 2,728 Commercial mortgage loans held in variable interest entities, at fair value 5,429,874 5,426,084 Total Assets $ 7,164,003 $ 6,265,403 Liabilities and Equity Liabilities Secured financing agreements, net $ 755,987 $ 439,144 Accounts payable, accrued expenses and other liabilities 3,014 2,297 Dividends Payable 19,992 ‐ Accrued interest payable 1,108 593 Due to affiliates 4,036 1,728 Variable interest entity liabilities, at fair value 5,313,914 5,313,574 Total Liabilities 6,098,051 5,757,336 Commitments and Contingencies Temporary Equity Redeemable noncontrolling interests in equity of consolidated joint venture 3,053 3,030 Redeemable preferred stock 949 - Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of September 30, 2017 and December 31, 2016, respectively, and 125 shares with stated value of $1,000.00 issued and outstanding as of December 31, 2016) ‐ 125 Common stock, 300,000,000 authorized (53,685,440 and 24,158,392 shares with par value of $0.01 issued and outstanding as of September 30, 2017 and December 31, 2016, respectively) 537 242 Additional paid-in capital 1,052,826 479,417 Retained earnings 9,110 17,914 Treasury stock: 26,398 shares held at cost as of September 30, 2017 (523) - Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,061,950 497,698 Noncontrolling interests in equity of consolidated joint venture - 7,339 Total Permanent Equity 1,061,950 505,037 Total Liabilities and Equity $ 7,164,003 $ 6,265,403

15 CONFIDENTIAL Consolidated Statement of Operations (in thousands - except share and per share data) For the Three Months Ended For the Nine Months Ended Sept 30, 2017 Sept 30, 2016 Sept 30, 2017 Sept 30, 2016 Net Interest Income Interest income $ 24,408 $ 7,896 $ 54,760 $ 20,884 Interest expense 5,414 1,627 12,592 3,976 Total net interest income 18,994 6,269 42,168 16,908 Other Income Change in net assets related to consolidated variable interest entities 4,025 6,220 12,810 9,960 Income from equity method investments in unconsolidated subsidiaries 115 - 461 — Other income 177 64 616 143 Total other income 4,317 6,284 13,887 10,103 Operating Expenses General and administrative 1,339 548 3,254 1,748 Management fees to affiliate 3,989 1,621 9,513 4,088 Incentive compensation to affiliate - - - 365 Total operating expenses 5,328 2,169 12,767 6,201 Income Before Income Taxes, Noncontrolling Interests and Preferred Dividends 17,983 10,384 43,288 20,810 Income tax expense 120 71 388 214 Net Income 17,863 10,313 42,900 20,596 Redeemable Noncontrolling Interests in Income of Consolidated Joint Venture 54 87 134 248 Noncontrolling Interests in Income of Consolidated Joint Venture 377 210 801 601 Net Income Attributable to KKR Real Estate Finance Trust Inc. and Subsidiaries 17,432 10,016 41,965 19,747 Preferred Stock Dividends 93 4 181 12 Net Income Attributable to Common Stockholders $ 17,339 $ 10,012 $ 41,784 $ 19,735 Net Income Per Share of Common Stock, Basic and Diluted $ 0.32 $ 0.48 $ 0.98 $ 1.12 Weighted Average Number of Shares of Common Stock Outstanding, Basic 53,696,967 20,810,322 42,501,356 17,668,177 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 53,697,041 20,810,322 42,501,530 17,668,177 Dividends Declared per Share of Common Stock $ 0.37 $ 0.26 $ 1.25 $ 0.95

Reconciliation of GAAP Net Income to Core Earnings and Net Core Earnings 16 3Q17 2Q17 ($ in millions, except share and per share data) Net Income Attributable to Common Stockholders $17.3 $14.1 Adjustments Non-cash equity compensation expense - - Incentive compensation to affiliate - - Depreciation and amortization - - Unrealized (gains) or losses (0.9) (1.1) Core Earnings(1) $16.5 $13.0 Weighted Average Shares Outstanding, Diluted 53,697,041 46,633,248 Core Earnings per Weighted Average Share(1) $0.31 $0.28 Core Earnings(1) $16.5 $13.0 Less: Incentive compensation to affiliate - - Net Core Earnings(1) $16.5 $13.0 Weighted Average Shares Outstanding, Diluted 53,697,041 46,633,248 Net Core Earnings per Weighted Average Share(1) $0.31 $0.28 (1) See Appendix page 17 for definitions. Excludes $1.3 million and $1.3 million, or $0.02 and $0.03 per diluted weighted average share outstanding of original issue discount on CMBS B-pieces accreted as a component of taxable income during 3Q17 and 2Q17, respectively.

Key Definitions 17 • "Core Earnings" and “Net Core Earnings”: Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. Core Earnings and Net Core Earnings are measures that are not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to the Company's Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company's Manager and board of directors (and after approval by a majority of the independent directors). The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Net Core Earnings is Core Earnings less incentive compensation payable to the Company’s Manager. The Company believes providing Core Earnings and Net Core Earnings on a supplemental basis to net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company's business. Core Earnings and Net Core Earnings should not be considered as substitutes for GAAP net income. The Company's methodology for calculating Core Earnings and Net Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company's Core Earnings and Net Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown.